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                                                                    Exhibit 4(a)

                                     FORM OF

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                       SAFETY FIRST TRUST SERIES [2006-1]

                               DATED AS OF   , 2006

                                TABLE OF CONTENTS

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1  Definitions.....................................................................   1

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application................................................   8

SECTION 2.2  Lists of Holders of Trust Securities............................................   8

SECTION 2.3  Reports by the Institutional Trustee............................................   8

SECTION 2.4  Periodic Reports to Institutional Trustee.......................................   8

SECTION 2.5  Evidence of Compliance with Conditions Precedent................................   9

SECTION 2.6  Acceleration Events; Waiver.....................................................   9

SECTION 2.7  Acceleration Event; Notice......................................................  11

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1  Name............................................................................  11

SECTION 3.2  Office..........................................................................  11

SECTION 3.3  Purpose.........................................................................  11

SECTION 3.4  Authority.......................................................................  12

SECTION 3.5  Title to Property of the Trust..................................................  12

SECTION 3.6  Powers and Duties of the Regular Trustees.......................................  12

SECTION 3.7  Prohibition of Actions by the Trust and the Trustees............................  15

SECTION 3.8  Powers and Duties of the Institutional Trustee..................................  16

SECTION 3.9  Certain Duties and Responsibilities of the Institutional Trustee................  18

SECTION 3.10 Certain Rights of the Institutional Trustee.....................................  20

SECTION 3.11 Delaware Trustee................................................................  22

SECTION 3.12 Execution of Documents..........................................................  22

SECTION 3.13 Not Responsible for Recitals or Issuance of Trust Securities....................  22

SECTION 3.14 Duration of Trust...............................................................  22

SECTION 3.15 Mergers.........................................................................  22

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.........................................  24

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
SECTION 4.2  Responsibilities of the Sponsor.................................................  24

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1  Number of Trustees..............................................................  25

SECTION 5.2  Delaware Trustee................................................................  25

SECTION 5.3  Institutional Trustee; Eligibility..............................................  26

SECTION 5.4  Qualifications of Regular Trustees and Delaware Trustee Generally...............  26

SECTION 5.5  Initial Trustees................................................................  27

SECTION 5.6  Appointment, Removal and Resignation of Trustees................................  27

SECTION 5.7  Vacancies among Trustees........................................................  28

SECTION 5.8  Effect of Vacancies.............................................................  28

SECTION 5.9  Meetings........................................................................  29

SECTION 5.10 Delegation of Power.............................................................  29

SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business.....................  29

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1  Distributions...................................................................  30

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Trust Securities...................................  30

                                  ARTICLE VIII
                    DISSOLUTION AND TERMINATION OF THE TRUST

SECTION 8.1  Dissolution of the Trust........................................................  32

SECTION 8.2  Termination of the Trust........................................................  33

                                   ARTICLE IX
                       EXCHANGE AND TRANSFER OF INTERESTS

SECTION 9.1  Exchange of Trust Securities....................................................  33

SECTION 9.2  Transfer of Trust Securities....................................................  33

SECTION 9.3  Transfer of Trust Security Certificates.........................................  34

SECTION 9.4  Surrender of Trust Securities...................................................  34

SECTION 9.5  Deemed Trust Security Holders...................................................  34

SECTION 9.6  Book-Entry Interests............................................................  34

SECTION 9.7  Notices to Clearing Agency......................................................  35

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
SECTION 9.8  Appointment of Successor Clearing Agency........................................  35

SECTION 9.9  Definitive Trust Certificates...................................................  35

SECTION 9.10 Mutilated, Destroyed, Lost or Stolen Trust Security Certificates................  36

                                    ARTICLE X
       LIMITATION OF LIABILITY OF HOLDERS OF TRUST SECURITIES, TRUSTEES OR
                                     OTHERS

SECTION 10.1 Liability.......................................................................  36

SECTION 10.2 Exculpation.....................................................................  37

SECTION 10.3 Fiduciary Duty..................................................................  37

SECTION 10.4 Indemnification.................................................................  38

SECTION 10.5 Outside Businesses..............................................................  41

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1 Fiscal Year.....................................................................  41

SECTION 11.2 Certain Accounting Matters......................................................  41

SECTION 11.3 Banking.........................................................................  42

SECTION 11.4 Withholding.....................................................................  42

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments......................................................................  43

SECTION 12.2 Meetings of the Holders of Trust Securities; Action by Written Consent..........  45

                                  ARTICLE XIII
                                  MISCELLANEOUS

SECTION 13.1 Notices.........................................................................  46

SECTION 13.2 Governing Law...................................................................  47

SECTION 13.3 Intention of the Parties........................................................  47

SECTION 13.4 Headings........................................................................  47

SECTION 13.5 Successors and Assigns..........................................................  48

SECTION 13.6 Partial Enforceability..........................................................  48

SECTION 13.7 Counterparts....................................................................  48

ANNEX I      TERMS OF THE TRUST CERTIFICATES AND COMMON SECURITIES.......................... I-1
EXHIBIT A-1  FORM OF CERTIFICATE REPRESENTING

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

             TRUST CERTIFICATES..............................................................  A1-1
EXHIBIT A-2  FORM OF COMMON SECURITY CERTIFICATE.............................................  A2-1

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

                             CROSS-REFERENCE TABLE*

                 Section of
             Trust Indenture Act             Section of
             of 1939, as amended            Declaration
------------------------------------------  -----------
310(a)....................................  5.3(a)
310(c)....................................  Inapplicable
311(c)....................................  Inapplicable
312(b)....................................  2.2
313.......................................  2.3
314(a)....................................  2.4
314(b)....................................  Inapplicable
314(c)....................................  2.5
314(d)....................................  Inapplicable
314(f)....................................  Inapplicable
315(a)....................................  3.9(b)
315(c)....................................  3.9(a)
315(d)....................................  3.9(b)
316(a)....................................  2.6, Annex I
316(c)....................................  3.6(f)

------
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

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

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                       SAFETY FIRST TRUST SERIES [2006-1]

            AMENDED AND RESTATED DECLARATION OF TRUST ("DECLARATION") dated and
effective as of   , 2006, by the Trustees (as defined herein), the Sponsor (as defined herein), the Guarantor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

            WHEREAS, the Regular Trustees (as defined herein) and the Delaware Trustee (as defined herein) established Safety First Trust Series [2006-1] (the "TRUST"), under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of June 21, 2006 (the "ORIGINAL DECLARATION") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 21, 2006, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Securities and the Warrants (each as defined herein);

            WHEREAS, the Guarantor has fully and unconditionally guaranteed the payment obligations of the Sponsor in respect of the Trust Certificates (as defined herein) pursuant to a guarantee agreement of even date herewith;

            WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

            WHEREAS, all of the Trustees, the Sponsor and the Guarantor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

            NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

      SECTION 1.1 DEFINITIONS.

            Unless the context otherwise requires:

            (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
      Section 1.1;

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            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "THE DECLARATION" or "THIS DECLARATION" are to this Declaration as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

            (f) a reference to the singular includes the plural and vice versa.

            "10% OF THE TRUST SECURITIES" means, as the context may require, except as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class, or Holders of outstanding Trust Certificates or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate amount of such Trust Securities representing 10% or more of the beneficial interests in the assets of the Trust held by all Holders of Trust Securities or Holders of the relevant class of Trust Securities, as the case may be.

            "ACCELERATED MATURITY DATE" means the date of the occurrence of the event or events constituting an Acceleration Event.

            "ACCELERATED MATURITY PAYMENT" has the meaning specified in Annex I hereto.

            "ACCELERATION EVENT" has the meaning specified in Annex I hereto.

            "ACCELERATION NOTICE" has the meaning specified in Annex I hereto.

            "AFFILIATE" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

            "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

            "BANKRUPTCY EVENT" has the meaning specified in Annex I hereto.

            "BOOK-ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.6.

            "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are permitted or required by any applicable law to close.

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            "CERTIFICATE REPRESENTING TRUST CERTIFICATES" means a definitive certificate in fully registered form representing one or more Trust Certificates substantially in the form of EXHIBIT A-1 hereto.

            "CFI" means Citigroup Funding Inc., a Delaware corporation, together with any successor entity in a merger, consolidation or amalgamation.

            "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Certificates and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Trust Certificates. The initial Clearing Agency shall be DTC.

            "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "CLOSING DATE" means   , 2006.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON SECURITIES" has the meaning specified in Section 7.1.

            "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security substantially in the form of EXHIBIT A-2.

            The "COMPANY" means CFI in its capacity as issuer of the Securities or the Warrants under the Indenture or the Warrant Agreement, as applicable.

            "COMPANY INDEMNIFIED PERSON" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

            "CORPORATE TRUST OFFICE," or other similar term, means the principal office of the Institutional Trustee in the Borough of Manhattan, The City of New York, at which at any particular time the terms and provisions of this Declaration shall be administered, which office at the date hereof is located at 100 Wall Street, 16th Floor, New York, New York 10005.

            "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

            "DEFINITIVE TRUST CERTIFICATES" has the meaning specified in Section 9.6.

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

            "DELAWARE TRUSTEE" has the meaning specified in Section 5.1.

            "DIRECT ACTION" has the meaning specified in Annex I hereto.

            "DISTRIBUTIONS" has the meaning specified in Section 6.1.

            "DTC" means The Depository Trust Company.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "EXCHANGE RIGHT" has the meaning specified in Section 9.1(a).

            "FIDUCIARY INDEMNIFIED PERSON" has the meaning specified in Section 10.4(b).

            "GLOBAL CERTIFICATE" has the meaning specified in Section 9.6.

            "GUARANTEE TRUSTEE" means the trustee under the Trust Certificate Guarantee.

            "GUARANTOR" means Citigroup Inc., a Delaware corporation, together with any successor entity in a merger, consolidation or amalgamation, in its capacity as guarantor of the Securities or the Warrants or guarantor under the Trust Certificate Guarantee, as the case may be.

            "HOLDER" means a Person in whose name a Trust Security Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

            "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

            "INDENTURE" means the Indenture with respect to the Securities, dated as of June 1, 2005, among the Company, the Guarantor and the Indenture Trustee, as amended or supplemented.

            "INDENTURE TRUSTEE" means JPMorgan Chase Bank, N.A., as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

            "INSTITUTIONAL TRUSTEE" means the Trustee meeting the eligibility requirements specified in Section 5.3.

            "INSTITUTIONAL TRUSTEE ACCOUNT" has the meaning specified in Section 3.8(c).

            "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

            "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

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

            "INVESTMENT COMPANY EVENT" has the meaning specified in Annex I hereto.

            "LEGAL ACTION" has the meaning specified in Section 3.6(h).

            "MAJORITY OF THE TRUST SECURITIES", "MAJORITY OF THE TRUST CERTIFICATES" OR "MAJORITY OF THE COMMON SECURITIES" means, as the context may require, except as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class, or Holders of outstanding Trust Certificates or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate amount of such securities representing more than 50% of all outstanding beneficial interests in the assets of the Trust held by all Holders of Trust Securities or Holders of the relevant class of Trust Securities, as the case may be.

            "MATURITY PAYMENT" has the meaning specified in Section 6.1 hereto.

            "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "OFFICIAL NOTICE OF EXCHANGE" means the Official Notice of Exchange attached as Exhibit A to the Prospectus.

            "PAYING AGENT" has the meaning specified in Section 3.8(i).

            "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "PRO RATA" has the meaning specified in Annex I hereto.

            "PROSPECTUS" has the meaning specified in Annex I hereto.

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

            "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

            "REGULAR TRUSTEE" has the meaning specified in Section 5.1.

            "RELATED PARTY" means, with respect to the Sponsor or the Guarantor, any direct or indirect wholly owned subsidiary of the Sponsor or the Guarantor, or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor or the Guarantor, as applicable.

            "RESPONSIBLE OFFICER" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer, trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and who, in any case, has direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject and, in the case of any such officer, who shall have direct responsibility for the administration of this Declaration.

            "RULE 3A-5" means Rule 3a-5 under the Investment Company Act.

            "SECURITIES" means the Equity Index Participation Securities linked to the [ ] due [ ] to be issued by the Company and guaranteed by the Guarantor under the Indenture.

            "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "SECURITY CERTIFICATES" means the certificates evidencing interests in the Securities.

            "SECURITY MATURITY DATE" means the date of maturity of the Securities, as set forth in the Prospectus.

            "SECURITY PAYMENT" means the payment by the Company under the Securities on the Security Maturity Date.

            "SETTLEMENT DATE" means the date of automatic exercise of the Warrants, as set forth in the Prospectus.

            "SPONSOR" means CFI, in its capacity as sponsor of the Trust.

            "STATUTORY TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Sections 3801 et seq., as it may be amended from time to time, or any successor legislation.

            "SUCCESSOR DELAWARE TRUSTEE" has the meaning specified in Section
5.6.

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

            "SUCCESSOR ENTITY" has the meaning specified in Section 3.15(b).

            "SUCCESSOR INSTITUTIONAL TRUSTEE" has the meaning specified in
Section 5.6.

            "SUCCESSOR TRUST SECURITIES" has the meaning specified in Section 3.15(b).

            "SUPER MAJORITY" has the meaning specified in Section 2.6(a)(ii).

            "TAX EVENT" has the meaning specified in Annex I hereto.

            "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "TRUST CERTIFICATE BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "TRUST CERTIFICATE GUARANTEE" means the guarantee agreement of the Sponsor and the Guarantor, dated as of the Closing Date, in respect of the Trust Certificates.

            "TRUST CERTIFICATES" has the meaning specified in Section 7.1.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

            "TRUST SECURITIES" means the Common Securities and the Trust Certificates.

            "TRUST SECURITY CERTIFICATE" means a Common Security Certificate or a Certificate representing Trust Certificates.

            "TRUSTEE" OR "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

            "WARRANT AGENT" means U.S. Bank National Association, as warrant agent under the Warrant Agreement until a successor is appointed thereunder, and thereafter means such successor warrant agent.

            "WARRANT AGREEMENT" means the Warrant Agreement with respect to the Warrants, dated as of [ ], 2006, among the Company, the Guarantor and the Warrant Agent, as amended or supplemented.

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

            "WARRANT CERTIFICATE" means the certificates evidencing interests in the Warrants.

            "WARRANT PAYMENT" means the payment by the Company under the Warrants on the Settlement Date.

            "WARRANTS" means the Equity Index Warrants linked to the [ ] to be issued by the Company and guaranteed by the Guarantor under the Warrant Agreement.

                                   ARTICLE II

                               TRUST INDENTURE ACT

      SECTION 2.1 TRUST INDENTURE ACT; APPLICATION.

      (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

      (b) The Institutional Trustee shall be the only Trustee hereunder that is a Trustee for the purposes of the Trust Indenture Act.

      (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

      (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

      SECTION 2.2 LISTS OF HOLDERS OF TRUST SECURITIES.

            The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

      SECTION 2.3 REPORTS BY THE INSTITUTIONAL TRUSTEE.

            Within 60 days after April 15 of each year, the Institutional Trustee shall provide to the Holders of the Trust Certificates such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

      SECTION 2.4 PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE.

      (a) Unless available on EDGAR, the Guarantor shall provide to the Institutional Trustee, within 30 days after the Guarantor shall be required to file the same with the

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

Commission, copies of such documents, reports and information, if any, as required by Section 314 of the Trust Indenture Act.

      (b) Unless available on EDGAR, the Trust shall cause to be provided annually to the Institutional Trustee for delivery to the Holders, within 120 days after the end of each fiscal year, copies of such documents, reports and information, if any, as required by Section 314 of the Trust Indenture Act.

      (c) Each of the Guarantor, the Sponsor and the Regular Trustees on behalf of the Trust shall furnish annually to the Institutional Trustee, within 120 days after the end of each fiscal year, the compliance certificate required by
Section 314 of the Trust Indenture Act in the form and in the manner required by
Section 314 of the Trust Indenture Act. Unless otherwise required by the Trust Indenture Act, such compliance certificate may be in the form of a joint certificate by any of the Guarantor, the Sponsor and the Regular Trustees and shall satisfy the requirement under the Trust Certificate Guarantee to provide such a compliance certificate to the Guarantee Trustee.

      SECTION 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

            Each of the Sponsor, the Guarantor and any Regular Trustee on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters specified in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

      SECTION 2.6 ACCELERATION EVENTS; WAIVER.

      (a) The Holders of a Majority of Trust Certificates may, by vote, on behalf of the Holders of all of the Trust Certificates, waive any past Acceleration Event in respect of the Trust Certificates and its consequences; provided that, if the Acceleration Event:

            (i) is not waivable under the Indenture or the Warrant Agreement, the Acceleration Event under this Declaration shall also not be waivable; or

            (ii) is waivable only with the consent of holders of more than a simple majority (determined in accordance with the Indenture or the Warrant Agreement, as the case may be) of the outstanding Securities or Warrants (a "SUPER MAJORITY") affected thereby, only the Holders of at least the same proportion of the Trust Certificates that the relevant Super Majority represents of the aggregate outstanding beneficial interests in the Securities or Warrants represented by all the Trust Certificates outstanding may waive such Acceleration Event in respect of the Trust Certificates under this Declaration.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Acceleration Event with respect to the Trust Certificates arising therefrom shall be deemed to have been cured, for every purpose of this

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Declaration, but no such waiver shall extend to any subsequent or other default or an Acceleration Event with respect to the Trust Certificates or impair any right consequent thereon. Any waiver by the Holders of the Trust Certificates of an Acceleration Event with respect to the Trust Certificates shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Acceleration Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

      (b) The Holders of a Majority of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Acceleration Event in respect of the Common Securities and its consequences; provided that, if the Acceleration Event:

            (i) is not waivable under the Indenture or the Warrant Agreement, the Acceleration Event under this Declaration shall also not be waivable, except where the Holders of the Common Securities are deemed to have waived such Acceleration Event under the Declaration as provided in this
      Section 2.6(b); or

            (ii) is waivable only with the consent of a Super Majority of the outstanding Securities or Warrants affected thereby, only the Holders of at least the same proportion of the Common Securities that the relevant Super Majority represents of the aggregate outstanding beneficial interests in the Securities or Warrants represented by all the Common Securities outstanding may waive such Acceleration Event in respect of the Common Securities under this Declaration, except where the Holders of the Common Securities are deemed to have waived such Acceleration Event under the Declaration as provided in this Section 2.6(b);

provided, further, that each Holder of Common Securities will be deemed to have waived any such Acceleration Event and all Acceleration Events with respect to the Common Securities and their consequences until all Acceleration Events with respect to the Trust Certificates have been cured, waived or otherwise eliminated, and until such Acceleration Events with respect to the Trust Certificates have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Certificates and only the Holders of the Trust Certificates will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon the waiver of an Acceleration Event by the Holders of a Majority of the Common Securities, any such default shall cease to exist and any Acceleration Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Acceleration Event with respect to the Common Securities or impair any right consequent thereon.

      (c) A waiver of an Acceleration Event under the Indenture by the Institutional Trustee at the direction of the Holders of the Trust Certificates constitutes a waiver of the corresponding Acceleration Event under this Declaration. The foregoing provisions of this

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Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture
Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

      SECTION 2.7 ACCELERATION EVENT; NOTICE.

      (a) The Institutional Trustee shall transmit by mail, first class postage prepaid, to the Holders of the Trust Securities (i) within 90 days after the occurrence of an Acceleration Event, notice of such Acceleration Event, unless such Acceleration Event shall have been cured before the giving of such notice,
(ii) notice of any default with respect to the Trust Securities actually known to a Responsible Officer of the Institutional Trustee and (iii) any notice of default received from the Indenture Trustee with respect to any Securities; provided, however that, except for a default in the payment of amounts due at maturity of any of the Trust Securities, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

      (b) The Institutional Trustee shall not be deemed to have knowledge of any default except any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

      SECTION 3.1 NAME.

            The Trust is named "Safety First Trust Series [2006-1]," as such name may be modified from time to time by the Regular Trustees following written notice to the Delaware Trustee, the Institutional Trustee and the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

      SECTION 3.2 OFFICE.

            The address of the principal office of the Trust is c/o Citigroup Funding Inc., 399 Park Avenue, New York, New York 10043. On ten Business Days' written notice to the Holders of Trust Securities, the Delaware Trustee and the Institutional Trustee, any Regular Trustee may designate another principal office.

      SECTION 3.3 PURPOSE.

            The exclusive purposes and functions of the Trust are (a) to issue and sell the Trust Securities and to use at least 85% of the proceeds from such sale to purchase the Securities and the Warrants, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or

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reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

      SECTION 3.4 AUTHORITY.

            Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by any Regular Trustee in accordance with his or her powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of Trustees as specified in this Declaration.

      SECTION 3.5 TITLE TO PROPERTY OF THE TRUST.

            Except as provided in Section 3.8 with respect to the Securities, the Warrants and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. Holders shall not have legal title to any part of the assets of the Trust until such time as any Holder exercises its Exchange Right, but shall have an undivided beneficial interest in the assets of the Trust.

      SECTION 3.6 POWERS AND DUTIES OF THE REGULAR TRUSTEES.

            Acting together or (except as set forth in Section 3.6(b)(i) below) individually, the Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

            (a) to issue and sell the Trust Securities in accordance with this Declaration; provided, however, that (i) the Trust may issue no more than one series of Trust Certificates and no more than one series of Common Securities; and (ii) there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a simultaneous issuance of the Trust Certificates and the Common Securities on the Closing Date and any other date Trust Certificates are sold in accordance with the terms of any overallotment option granted to any underwriters pursuant to any underwriting agreement;

            (b) in connection with the issue and sale of the Trust Certificates, to:

                  (i) execute and file with the Commission on behalf of the
            Trust a registration statement on Form S-3 or on another appropriate form, in each case prepared by the Sponsor and/or the Guarantor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Certificates; provided, however, that such registration statement and any amendment thereto shall be executed, whenever there are two or more Regular Trustees, by a majority of the Regular Trustees;

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                  (ii) execute and file any documents prepared by the Sponsor and/or the Guarantor, or take any acts as determined by the Sponsor and/or the Guarantor to be necessary in order to qualify or register all or part of the Trust Certificates in any jurisdiction in which the Sponsor and/or the Guarantor have determined to qualify or register such Trust Certificates for sale;

                  (iii) execute and file an application, prepared by the Sponsor and/or the Guarantor, to the American Stock Exchange or any other national stock exchange or national securities market for listing upon notice of issuance of any Trust Certificates;

                  (iv) execute and file with the Commission on behalf of the
            Trust a registration statement on Form 8-A, prepared by the Sponsor and/or the Guarantor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Certificates under Section 12(b) of the Exchange Act; and

                  (v) execute and deliver an underwriting agreement providing for the sale of the Trust Certificates;

            (c) to purchase the Securities and the Warrants with the proceeds of the sale of the Trust Securities and to take all actions and perform such duties as may be required pursuant to the terms of the Securities and the Warrants; provided, however, that the Regular Trustees, acting together or individually, shall cause legal title to the Securities and the Warrants to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Securities;

            (d) upon a Holder's exercise of the Exchange Right, to exchange or cause the Institutional Trustee to exchange the Trust Certificates for a pro rata portion of the Securities and Warrants held in respect of such Trust Certificates pursuant to the terms of the Trust Certificates;

            (e) upon an Acceleration Event, to (i) give the Sponsor, the Guarantor and the Institutional Trustee prompt written notice of the occurrence of such Acceleration Event; and (ii) give written instructions to the Institutional Trustee to distribute the Accelerated Maturity Payment to Holders of Trust Securities; provided, however, that the Regular Trustees taking such action shall consult with the Sponsor, the Guarantor and the Institutional Trustee before taking or refraining from taking any ministerial action in relation to an Acceleration Event;

            (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions and voting rights, and to issue relevant notices to the Holders of Trust Securities;

            (g) to take all actions and perform such duties as may be required pursuant to the terms of the Trust Securities;

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            (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("LEGAL ACTION"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

            (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles), managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

            (k) to incur expenses that are necessary or incidental to carrying out any of the purposes of the Trust;

            (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

            (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Certificates or to enable the Trust to effect the purposes for which the Trust was created;

            (n) to take any action, not inconsistent with this Declaration or with applicable law, that a Regular Trustee determines in his or her discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment
            Company required to be registered under the Investment Company Act; and

                  (ii) causing the Trust to be classified for United States
            federal income tax purposes as a grantor trust;

provided that such action does not adversely affect the interests of Holders;
and

            (o) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

            Whenever there is only one Regular Trustee, all powers of the Regular Trustees shall be exercised by or with the consent of such Regular Trustee, and such Regular Trustee shall be authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute.

            The Regular Trustees must exercise the powers specified in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and

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the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust specified in Section 3.3.

            Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee specified in Section 3.8.

            Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Company.

      SECTION 3.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

            The Trust shall not, and the Trustees (including the Institutional Trustee in its role as Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee in its role as Institutional Trustee) shall cause the Trust not to:

            (i) invest any proceeds received by the Trust from the Securities and the Warrants, but shall promptly distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

            (ii) dispose of any of the Securities prior to earlier of the Security Maturity Date or an Accelerated Maturity Date or dispose of any of the Warrants prior to the Settlement Date or an Accelerated Maturity Date, except for disposition of the Securities and the Warrants pursuant to the exercise of the Exchange Right by the Holders of Trust Certificates;

            (iii) acquire any assets other than as expressly provided herein;

            (iv) possess Trust property for other than a Trust purpose;

            (v) make any loans or incur any indebtedness;

            (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

            (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

            (viii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Institutional Trustee with respect to the Securities or the Warrants, (B) waive any past default that is waivable under the Securities or the Warrants, (C) exercise any right to rescind or annul any declaration that the Security Payment, Warrant Payment or Accelerated Maturity Payment shall be due and payable in regard to the Securities or the Warrants or (D) consent to any amendment, modification or termination of the Indenture, the Warrant Agreement, the Security Certificates or the Warrant Certificates where such consent shall be required unless the Trust shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such

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      action, the Trust will not fail to be classified as a grantor trust for
      United States federal income tax purposes.

      SECTION 3.8 POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE.

      (a) The legal title to the Securities and the Warrants shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Trust Securities; provided, however that legal title to Securities and Warrants delivered to a Holder upon such Holder's exercise of its Exchange Right shall be owned by and held of record in the name of the transferee designated in such Holder's Official Notice of Exchange. The right, title and interest of the Institutional Trustee to the Securities and the Warrants shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Securities or the Warrants have been executed and delivered.

      (b) The Institutional Trustee shall not transfer its right, title and interest in the Securities or the Warrants to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as the Delaware Trustee).

      (c) The Institutional Trustee shall:

            (i) establish and maintain a segregated non-interest bearing trust account (the "INSTITUTIONAL TRUSTEE ACCOUNT") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Securities and the Warrants held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with the Institutional Trustee in its corporate trust department or with a banking institution the rating on whose long-term unsecured indebtedness assigned by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to unsubordinated indebtedness of the Guarantor by a nationally recognized statistical rating organization;

            (ii) (A) take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed on behalf of the Trust; and (B) if so provided by the Prospectus, (x) pursuant to Code Sections 1092 and 1256, identify each Security and each Warrant, no later than the close of the day on which the Securities and Warrants are acquired, as positions comprising a separate identified straddle within the meaning of
      Section 1092(a)(2) and as positions comprising a mixed straddle within the meaning of Section 1256(d) and (y) timely file IRS Form 6781 or any successor form with the tax return of the Trust (as specified in subclause
      (A)) for the year in which the Trust Securities are issued, making a mixed straddle election with respect to each Security and each Warrant;

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            (iii) engage in such ministerial activities as shall be necessary or appropriate to carry out the functions described in clauses (i) and (ii) above; and

            (iv) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Accelerated Maturity Payment to Holders of Trust Securities upon the occurrence of an Acceleration Event or other specified circumstances pursuant to the terms of the Trust Securities.

      (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

      (e) Subject to Section 2.6, the Institutional Trustee shall have the power and authority to take any Legal Action which arises out of or in connection with
(i) an Acceleration Event of which a Responsible Officer of the Institutional Trustee has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

      (f) The Institutional Trustee shall not resign as a Trustee unless either:

            (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

            (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

      (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Securities under the Indenture and, if an Acceleration Event actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as a holder of the Securities subject to the rights of the Holders pursuant to the terms of such Trust Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.

      (h) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Warrants under the Warrant Agreement and, if an Acceleration Event actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of the Holders of the Trust Securities, enforce its rights as a holder of the Warrants subject to the rights of the Holders pursuant to the terms of such Trust Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.

      (i) The Institutional Trustee may authorize one or more Persons (each, a "PAYING AGENT") to pay Distributions on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee. The initial Paying Agent and registrar with regard to the Trust Securities shall be the Institutional Trustee.

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      (j) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees specified in Section 3.6.

            The Institutional Trustee must exercise the powers specified in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

      SECTION 3.9 CERTAIN DUTIES AND RESPONSIBILITIES OF THE INSTITUTIONAL TRUSTEE.

      (a) The Institutional Trustee, before the occurrence of any Acceleration Event and after the curing of all Acceleration Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Acceleration Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of an Acceleration Event and after the curing or waiving of all such Acceleration Events that may have occurred:

                  (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                  (B) in the absence of bad faith on the part of the
            Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and substantially conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Declaration;

            (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

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            (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

            (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

            (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Securities, the Warrants and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

            (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Securities, the Warrants or the payment of any taxes or assessments levied thereon or in connection therewith;

            (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to
      Section 3.8(c)(i) and except to the extent otherwise required by law;

            (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor;

            (ix) the granting of any right to the Institutional Trustee hereunder shall not be deemed to impose on the Institutional Trustee an obligation to exercise such rights subject to Section 3.9(b)(x);

            (x) the Institutional Trustee shall not be obligated to exercise any remedy or take any action hereunder unless directed to do so by the Holders of a Majority of the Trust Securities and shall have no liability for its failure to act pending receipt of any such direction.

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            This Section 3.9 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

      SECTION 3.10 CERTAIN RIGHTS OF THE INSTITUTIONAL TRUSTEE.

      (a) Subject to the provisions of Sections 3.8 and 3.9:

            (i) the Institutional Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

            (ii) any direction, request, certification, order or act of the Sponsor, the Guarantor or a Regular Trustee contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate and any Resolution of the Board of Directors of the Sponsor or the Guarantor shall be sufficiently evidenced by a Board Resolution of the Sponsor or the Guarantor, as the case may be;

            (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor, the Guarantor or the Regular Trustees;

            (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

            (v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or the Guarantor, or any of their respective Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying

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      with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, subject to
      Section 2.6, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Acceleration Event, of any obligation it may have to exercise the rights and powers vested in it by this Declaration;

            (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

            (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion of Trust Securities as would be entitled to direct the Institutional Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

            (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

      (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

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      SECTION 3.11 DELAWARE TRUSTEE.

            Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as specified in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act.

      SECTION 3.12 EXECUTION OF DOCUMENTS.

            Unless otherwise determined by a Regular Trustee, and except as otherwise required by the Statutory Trust Act or otherwise stated herein, if there are two or more Regular Trustees, any power of the Regular Trustees to execute documents on behalf of the Trust pursuant to Section 3.6 may be exercised by, or with the consent of, any Regular Trustee acting individually; provided, however, that the registration statement referred to in Section 3.6(b)(i), including any amendment thereto, shall be signed by a majority of the Regular Trustees. If there is only one Regular Trustee, all powers of the Regular Trustees shall be executed by such Regular Trustee.

      SECTION 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF TRUST SECURITIES.

            The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor and the Guarantor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

      SECTION 3.14 DURATION OF TRUST.

            The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for thirty (30) years from the Closing Date.

      SECTION 3.15 MERGERS.

      (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

      (b) The Trust may, with the consent of the Regular Trustees or, if there are two or more, a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of the United States, any State thereof or the District of Columbia; provided that:

            (i) such successor entity (the "SUCCESSOR ENTITY") either:

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                  (A) expressly assumes all of the obligations of the Trust
            under the Trust Securities; or

                  (B) substitutes for the Trust Securities other securities
            having substantially the same terms as the Trust Certificates and the Common Securities (together, the "SUCCESSOR TRUST SECURITIES") so long as such series of Successor Trust Securities ranks the same as the series of Trust Securities for which it is substituted ranks with respect to Distributions and payments upon liquidation and otherwise;

            (ii) the Company and the Guarantor expressly acknowledge a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Securities and the Warrants;

            (iii) any Successor Trust Securities to the Trust Certificates are listed, or any Successor Trust Securities to the Trust Certificates will be listed upon notification of issuance, on any national securities exchange or with any organization on which the Trust Certificates are then listed or quoted;

            (iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Certificates (including any Successor Trust Securities) to be downgraded by any nationally recognized statistical rating organization;

            (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);

            (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

            (vii) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                  (B) following such merger, consolidation, amalgamation or
            replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

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                  (C) following such merger, consolidation, amalgamation or
            replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

            (viii) the Sponsor and the Guarantor guarantee the obligations of such Successor Entity under the Successor Trust Securities at least to the extent provided by the Trust Certificate Guarantee.

      (c) Notwithstanding Section 3.l5(b), the Trust shall not, without the consent of Holders of all of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     SPONSOR

      SECTION 4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES.

            On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust at the same time as the Trust Certificates are sold.

      SECTION 4.2 RESPONSIBILITIES OF THE SPONSOR.

            In connection with the issue and sale of the Trust Certificates, the Sponsor and the Guarantor shall have the exclusive right and responsibility to engage in the following activities:

            (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 or on another appropriate form relating to the registration under the Securities Act of the Trust Certificates;

            (b) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Trust Certificates and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor and/or the Guarantor deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions;

            (c) to prepare for filing by the Trust an application to the American Stock Exchange or any other national stock exchange or national securities market for listing upon notice of issuance of any Trust Certificates;

            (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto,

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relating to the registration of the Trust Certificates under Section 12(b) of the Exchange Act, including any amendments thereto; and

            (e) to negotiate the terms of an underwriting agreement or agreements providing for the sale of the Trust Certificates.

                                    ARTICLE V

                                    TRUSTEES

      SECTION 5.1 NUMBER OF TRUSTEES.

            The number of Trustees initially shall be five (5), and:

            (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent of such holders in lieu of a meeting, provided, however, that the number of Trustees shall in no event be less than two (2); provided, further, that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or which, if not a natural person, shall be an entity which has its principal place of business in the State of Delaware (the "DELAWARE TRUSTEE"); (2) there shall be at least one Trustee who is an employee or officer of the Sponsor or an affiliate of the Sponsor (a "REGULAR TRUSTEE"); (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as the Delaware Trustee if it meets the applicable requirements; and (4) all Trustees are U.S. persons within the meaning of Internal Revenue Code Section 7701(a)(30) and at least one of the Trustees is a bank within the meaning of Internal Revenue Code Section 581, a U.S. Government-owned agency or a U.S. Government-sponsored enterprise.

      SECTION 5.2 DELAWARE TRUSTEE.

            If required by the Statutory Trust Act, the Delaware Trustee shall be:

            (a) a natural person who is a resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

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      SECTION 5.3 INSTITUTIONAL TRUSTEE; ELIGIBILITY.

      (a) There shall at all times be one Trustee that shall act as Institutional Trustee which shall:

            (i) not be an Affiliate of the Sponsor or the Guarantor;

            (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as specified in its most recent report of condition so published; and

            (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent Rule 3a-5 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Institutional Trustee shall possess those qualifications.

      (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect specified in Section 5.6(c).

      (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture
Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

      (d) The Trust Certificate Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

      (e) The initial Institutional Trustee shall be as specified in Section 5.5(c) hereof.

      SECTION 5.4 QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

            Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as the Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

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      SECTION 5.5 INITIAL TRUSTEES.

      (a) The initial Regular Trustees shall be:

                                Scott Freidenrich

                              Geoffrey S. Richards

                                  Cliff Verron

      (b) The initial Delaware Trustee shall be:

                      U.S. Bank Trust National Association

      (c) The initial Institutional Trustee shall be:

                         U.S. Bank National Association

      SECTION 5.6 APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

      (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

            (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

            (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent of such holders in lieu of a meeting.

      (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3 (a "SUCCESSOR INSTITUTIONAL TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

            (ii) the Trustee that acts as the Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as the Delaware Trustee under Sections 5.2 and 5.4 (a "SUCCESSOR DELAWARE TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

      (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

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            (i) No such resignation of the Trustee that acts as the
      Institutional Trustee shall be effective:

                  (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                  (B) until the assets of the Trust have been completely
            liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

            (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

      (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

      (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

      (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

      SECTION 5.7 VACANCIES AMONG TRUSTEES.

            If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are two or more, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

      SECTION 5.8 EFFECT OF VACANCIES.

            The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall

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occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

      SECTION 5.9 MEETINGS.

            If there are two or more Regular Trustees, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

      SECTION 5.10 DELEGATION OF POWER.

      (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

      (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as specified herein.

      SECTION 5.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the

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Delaware Trustee, as the case may be, shall be the successor of the
Institutional Trustee or the Delaware Trustee, as the case may be, hereunder; provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  DISTRIBUTIONS

      SECTION 6.1 DISTRIBUTIONS.

            Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Trust Certificates and the Common Securities in accordance with the preferences specified in their respective terms. If and to the extent that the Company or the Guarantor makes (i) a Security Payment, (ii) a Warrant Payment (the amount of the Security Payment and the Warrant Payment being herein referred to as the "MATURITY PAYMENT"), or (iii) an interest payment in respect of the Securities, the Institutional Trustee shall be and is directed to make a distribution (a "DISTRIBUTION") of (x) the Maturity Payment and (y) the amount of any such interest payment to the Holders on a Pro Rata basis.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

      SECTION 7.1 GENERAL PROVISIONS REGARDING TRUST SECURITIES.

      (a) The Regular Trustees shall, on behalf of the Trust, issue (i) one class of preferred securities, known as the Principal-Protected Trust Certificates (the "TRUST CERTIFICATES") representing undivided beneficial interests in the assets of the Trust having such terms as are specified in Annex I and (ii) one class of common securities (the "COMMON SECURITIES") representing undivided beneficial interests in the assets of the Trust having such terms as are specified in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Certificates and the Common Securities.

      (b) Whenever there are two or more Regular Trustees, the Trust Security Certificates shall be signed on behalf of the Trust by two Regular Trustees. Such signatures shall be the manual or facsimile signatures of any present or any future Regular Trustees. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Regular Trustee before the Trust Security Certificates so signed shall be delivered by the Trust, such Trust Security Certificates nevertheless may be delivered as though the person who signed such Trust Security Certificates had not ceased to be such Regular Trustee; and any Trust Security Certificate may be signed on behalf of the Trust by any person who, at the actual date of execution of such Trust Security, shall be a Regular Trustee of the Trust, although at the date of the execution and delivery of the Declaration any such person was not a Regular Trustee. Trust Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution

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thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

      (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

      (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

      (e) Each of the Trust, CFI and the Guarantor, and each Holder of Trust Securities, by acceptance of the Certificate representing Trust Certificates, hereby agrees that for U.S. federal income tax purposes: (i) it will treat (A) the Security and the Warrant as two separate financial instruments; (B) the Indenture and each Security as a cash-settled variable prepaid forward contract with respect to an underlying asset or index for the delivery of cash based on the performance of the underlying asset or index under the terms of which contract (x) at the time of issuance of the Trust Securities the Holder deposits irrevocably with the Trust a fixed amount of cash equal to the issue price of the Security and (y) at the Security Maturity Date such cash deposit unconditionally and irrevocably will be applied by the Trust in full satisfaction of the Holder's obligation under the forward purchase contract, and the Trust will deliver to the holder the amount of cash that the Holder is entitled to receive at that time pursuant to the terms of the Trust Securities;
(C) each Warrant as a cash-settled put option for the delivery of a notional position in the underlying asset or index in exchange for the delivery of cash, under the terms of which contract at the time of issuance of the Trust Securities the Holder pays the Trust the option premium in consideration for the right to sell at expiration of the Warrant, for a specified cash amount, a specified notional position; (ii) it will treat, consistent with the above characterization, amounts paid to the Trust in respect of the forward contract as allocable in their entirety to the amount of the cash deposit attributable to such forward contract and in respect of the put option, as allocable in their entirety to the option premium; (iii) it will not treat the Indenture and any Security, any Warrant, any portion of the Trust Securities, or any obligation arising therefrom as giving rise to any interest income (except in regards to payments denominated as interest, if any) or other inclusions of ordinary income (in the case of each Holder) or as giving rise to any interest expense or other deductions of ordinary expense (in the case of CFI); (iv) it will not treat the delivery of any portion of the amount of cash to be delivered pursuant to the Indenture or any Security or any Warrant (except in regards to payments denominated as interest, if any) as the payment of interest or ordinary income; and (v) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding) that is inconsistent with the obligations contained in clauses (i) through (iv) of this Section 7.1(e) or the obligations regarding tax elections and tax returns and information reporting set forth in Section 3.8(c)(ii) of this Declaration, unless such action or position is required by an applicable taxing authority or unless such action or position is required by a change in statutory law or regulation or by a judicial or other authoritative interpretation of the law enacted, promulgated or published after the date hereof.

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      (f) Every Person, by virtue of having become a Holder or a Trust
Certificate Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                  ARTICLE VIII

                    DISSOLUTION AND TERMINATION OF THE TRUST

      SECTION 8.1 DISSOLUTION OF THE TRUST.

      (a) The Trust shall dissolve:

            (i) upon the filing of a certificate of dissolution or its equivalent with respect to any Holder of the Common Securities, the Sponsor or the Guarantor, or the revocation of the Holder of the Common Securities', the Sponsor's or the Guarantor's certificate of incorporation and the expiration of 90 days after the date of revocation without a reinstatement thereof;

            (ii) upon the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor, the Guarantor or the Trust;

            (iii) upon the occurrence and continuation of an Acceleration Event pursuant to which the Trust is dissolved in accordance with the terms of the Trust Securities and the Accelerated Maturity Payment shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities;

            (iv) upon distribution to the Holders of the Maturity Payment;

            (v) before the issuance of any Trust Securities, with the consent of all of the Regular Trustees and the Sponsor; or

            (vi) upon the expiration of the term of the Trust specified in
      Section 3.14;

      provided that, so long as any Trust Certificates are outstanding and are not held entirely by CFI, the Guarantor or an Affiliate or Related Party thereof, the Trust may not voluntarily liquidate, dissolve, wind-up or terminate except in connection with the occurrence of an Acceleration Event.

      (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1 (a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

      (c) The provisions of Section 3.9 and Article X shall survive the dissolution of the Trust.

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      SECTION 8.2 TERMINATION OF THE TRUST

      The Trust shall terminate upon the filing of a certificate of cancellation with respect to the Trust.

                                   ARTICLE IX

                       EXCHANGE AND TRANSFER OF INTERESTS

      SECTION 9.1 EXCHANGE OF TRUST SECURITIES.

      (a) Beginning on the date the Trust Securities are issued and upon compliance with the applicable provisions of Annex I, Holders of Trust Securities shall have the right to exchange (the "EXCHANGE RIGHT") all or any portion (if the portion to be converted is $10 principal amount or an integral multiple thereof) of the Trust Certificates or Common Securities, as the case may be, held by any Holder for a pro rata portion of the Securities and Warrants held in respect of such Trust Certificates or Common Securities, as applicable, by the Institutional Trustee pursuant to Section 3.8; provided, however, that, with respect to the Common Securities, a Holder may not exercise its Exchange Right unless and until such Holder has obtained the written opinion of nationally recognized independent counsel experienced in such matters that such exercise would not cause more than an insubstantial risk that (i) the Trust would fail to be classified for United States federal income tax purposes as a grantor trust, and (ii) the Trust would be considered an Investment Company which is required to be registered under the Investment Company Act.

      (b) Holders can exercise such Exchange Right through and including the Business Day prior to the earlier of (i) the Valuation Date (as defined in the Prospectus) and (ii) if an Acceleration Event occurs, the Accelerated Maturity Date.

      SECTION 9.2 TRANSFER OF TRUST SECURITIES.

      (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions specified in this Declaration and in the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

      (b) Subject to this Article IX, Trust Certificates shall be freely transferable.

      (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

            (i) the Trust would fail to be classified for United States federal income tax purposes as a grantor trust; and

            (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

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      SECTION 9.3 TRANSFER OF TRUST SECURITY CERTIFICATES.

            The Regular Trustees shall provide for the registration of Trust Security Certificates and of transfers of Trust Security Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. The Regular Trustees hereby appoint the Institutional Trustee the transfer agent for Trust Security Certificates. Upon surrender for registration of transfer of any Trust Security Certificate, the Regular Trustees shall cause one or more new Trust Security Certificates to be issued in the name of the designated transferee or transferees. Every Trust Security Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Security Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Trust Security Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Trust Security Certificate. By acceptance of a Trust Security Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

      SECTION 9.4 SURRENDER OF TRUST SECURITIES.

            By acceptance of any Trust Security, the Holder thereof agrees to surrender such Trust Security to the Institutional Trustee promptly, prior to such Holder's receipt of the final payment thereon.

      SECTION 9.5 DEEMED TRUST SECURITY HOLDERS.

            The Trustees may treat the Person in whose name any Trust Security Certificate shall be registered on the books and records of the Trust as the sole holder of such Trust Security Certificate and of the Trust Securities represented by such Trust Security Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Trust Security Certificate or in the Trust Securities represented by such Trust Security Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

      SECTION 9.6 BOOK-ENTRY INTERESTS.

            Unless otherwise specified in the terms of the Trust Certificates, the Certificates representing Trust Certificates, on original issuance, will be issued in the form of one or more, fully registered, global certificates (each a "GLOBAL CERTIFICATE"), to be delivered to DTC, as the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Certificate Beneficial Owner will receive a definitive certificate representing such Trust Certificate Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.9. Unless and until definitive, fully registered Certificates representing Trust Certificates (the "DEFINITIVE TRUST CERTIFICATES") have been issued to the Trust Certificate Beneficial Owners pursuant to Section 9.9:

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            (a) the provisions of this Section 9.6 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Certificates and the sole holder of the Global Certificates and shall have no obligation to the Trust Certificate Beneficial Owners;

            (c) to the extent that the provisions of this Section 9.6 conflict with any other provisions of this Declaration, the provisions of this Section
9.6 shall control; and

            (d) the rights of the Trust Certificate Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Certificate Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Clearing Agency will make book entry transfers among the Clearing Agency Participants.

      SECTION 9.7 NOTICES TO CLEARING AGENCY.

            Whenever a notice or other communication to the Holders of Trust Certificates is required under this Declaration, unless and until Definitive Trust Certificates shall have been issued to the Trust Certificate Beneficial Owners pursuant to Section 9.9, the Regular Trustees shall give all such notices and communications specified herein to be given to the Holders of Trust Certificates to the Clearing Agency, and upon doing so shall have no obligations to give any additional notice to the Trust Certificate Beneficial Owners.

      SECTION 9.8 APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

            If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Certificates, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Certificates.

      SECTION 9.9 DEFINITIVE TRUST CERTIFICATES.

            If:

            (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Certificates and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.8; or

            (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Trust Certificates;

      then:

            (x) Definitive Trust Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Trust Certificates; and

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            (y) upon surrender of the Global Certificates by the Clearing
      Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Trust Certificates to be delivered to Trust Certificate Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Certificates may be listed, or to conform to usage.

      SECTION 9.10 MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITY CERTIFICATES.

            If:

            (a) any mutilated Trust Security Certificate should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Trust Security Certificate; and

            (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Trust Security Certificate shall have been acquired by a protected purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Security Certificate, a new Trust Security Certificate of like denomination. In connection with the issuance of any new Trust Security Certificate under this Section 9.10, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Security Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Trust Security Certificate shall be found at any time.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                 HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

      SECTION 10.1 LIABILITY.

      (a) Except as expressly specified in this Declaration, the Trust Certificate Guarantee and the terms of the Trust Securities, neither the Sponsor nor the Guarantor shall be:

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            (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which return shall be made solely from assets of the Trust; or

            (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

      (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

      (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Trust Certificates shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      SECTION 10.2 EXCULPATION.

      (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

      (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

      SECTION 10.3 FIDUCIARY DUTY.

      (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

      (b) Unless otherwise expressly provided herein:

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            (i) whenever a conflict of interest exists or arises between any
      Covered Persons; or

            (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

      (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

            (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

            (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

      SECTION 10.4 INDEMNIFICATION.

      (a) (i) The Company and the Guarantor shall jointly and severally indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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            (ii) The Company and the Guarantor shall jointly and severally indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

            (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, such person shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

            (iv) Any indemnification under paragraphs (i) and (ii) of this
      Section 10.4(a) (unless ordered by a court) shall be made by the Company and the Guarantor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct specified in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

            (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
      (ii) of this Section 10.4(a) shall be paid by the Company and the Guarantor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company and the Guarantor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Company or the Guarantor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees,
      (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the

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      Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his or her duty to the Trust or Holders of the Trust Securities.

            (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Company or the Guarantor, or Holders of the Trust Certificates or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract among the Company, the Guarantor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

            (vii) The Company and the Guarantor may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company and the Guarantor would have the power to indemnify him or her against such liability under the provisions of this
      Section 10.4(a).

            (viii) For purposes of this Section 10.4(a), references to "THE TRUST" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

            (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (b) The Company and the Guarantor jointly and severally agree to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the

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Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a
"FIDUCIARY INDEMNIFIED PERSON") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense (x) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and (y) with respect to the Institutional Trustee, incurred by reason of its performance of the obligations set forth in Section 3.8(c)(ii) and 7.1(e) of this Declaration. The obligation to indemnify as specified in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

      SECTION 10.5 OUTSIDE BUSINESSES.

            Any Covered Person, the Sponsor, the Guarantor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(b)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Guarantor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Guarantor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or the Guarantor or any Affiliate of the Sponsor or the Guarantor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or the Guarantor or their respective Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

      SECTION 11.1 FISCAL YEAR.

            The fiscal year ("FISCAL YEAR") of the Trust shall be the calendar year, or such other year as is required by the Code.

      SECTION 11.2 CERTAIN ACCOUNTING MATTERS.

      (a) At all times during the existence of the Trust, the Regular Trustees shall keep or cause to be kept, full books of account, records and supporting documents, which shall accurately and fairly reflect in reasonable detail, each transaction of the Trust and the disposition of assets of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with United States generally accepted accounting principles,

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consistently applied. The Trust shall use the accrual method of accounting for
United States federal income tax purposes. The books of account and the records of the Trust shall be examined and audited as of the end of each Fiscal Year of the Trust by a firm of independent registered public accountants selected by the Regular Trustees.


      (b) The Institutional Trustee shall cause to be duly prepared, signed and delivered to each of the Holders of Trust Securities or to any custodian, broker or nominee that holds a Trust Security for the account or benefit of a Holder, to the extent required by law, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations and any other annual tax information statement required by any state or local authority. Notwithstanding any right under the Code to deliver any such statement at a later date, the Institutional Trustee shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

      (c) The Institutional Trustee shall cause to be duly prepared, signed and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income, franchise and other tax forms and returns required to be filed by the Trust with any United States federal, state or local taxing authority. The Institutional Trustee shall timely pay (or cause to be paid) any tax, assessment or other governmental charge owing with respect to the Trust out of assets of the Trust. If not already obtained, the Institutional Trustee shall obtain a taxpayer identification number for the Trust.

      SECTION 11.3 BANKING.

            The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Securities or the Warrants held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

      SECTION 11.4 WITHHOLDING.

      The Trust and the Institutional Trustee shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its

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withholding obligations. The Institutional Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made to any Holder, the Trust may reduce subsequent Distributions to such Holder by the amount of such withholding.

                                  ARTICLE XII

                             AMENDMENTS AND MEETINGS

      SECTION 12.1 AMENDMENTS.

      (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

            (i) all of the Regular Trustees;

            (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

            (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

      (b) Subject to Section 12.1(a), no amendment shall be made, and any such purported amendment shall be void and ineffective:

            (i) unless, in the case of any proposed amendment, the Institutional Trustee and the Delaware Trustee shall have first received:

                  (A) an Officers' Certificate from each of the Trust, the
            Sponsor and the Guarantor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                  (B) if such proposed amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee or the Delaware Trustee, an opinion of counsel (who may be counsel to the Sponsor, the Guarantor or the Trust and which opinion shall be prepared at the expense of the Sponsor or the Guarantor) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

            (ii) to the extent the result of such amendment would be to:

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                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) reduce or otherwise adversely affect the powers of the
            Institutional Trustee in contravention of the Trust Indenture Act;
            or

                  (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

      (c) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be specified in the terms of such Trust Securities.

      (d) Section 9.2(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

      (e) Article IV shall not be amended without the consent of the Holders of a Majority of the Common Securities.

      (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority of the Common Securities.

      (g) Subject to Section 12.1(c), this Declaration may be amended by the Regular Trustees (or, if there are two or more Regular Trustees a majority of the Regular Trustees) without the consent of the Holders of the Trust Securities to:

            (i) cure any ambiguity;

            (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

            (iii) add to the covenants, restrictions or obligations of the Sponsor;

            (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

            (v) modify, eliminate and add to any provision of the Declaration to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law.

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      SECTION 12.2 MEETINGS OF THE HOLDERS OF TRUST SECURITIES; ACTION BY
WRITTEN CONSENT.

      (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange on which the Trust Certificates are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Trust Securities representing at least 10% of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more notices in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Trust Security Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage specified in the second sentence of this paragraph has been met.

      (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust
Securities:

            (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange or national securities market on which the Trust Certificates are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Trust Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

            (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations

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      thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

            (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

            (iv) unless the Statutory Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange or national securities market on which the Trust Certificates are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.1 NOTICES.

            All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail postage prepaid, as follows:

      (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address specified below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                    c/o Citigroup Funding Inc.
                    399 Park Avenue
                    New York, New York 10043

      (b) if given to the Delaware Trustee, at the mailing address specified below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

                    U.S. Bank Trust National Association
                    300 East Delaware Avenue, 8th Floor
                    Wilmington, Delaware  19801
                    Attn: Jason Concavage - Safety First Trust Series [2006-1]

      (c) if given to the Institutional Trustee, at the mailing address specified below (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities):

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                    U.S. Bank National Association
                    100 Wall Street, 16th Floor
                    New York, New York 10005
                    Attn: Marlene J. Fahey - Safety First Trust Series [2006-1]

      (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor specified below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                    399 Park Avenue
                    New York, New York 10043

      (e) if given to the Guarantor, at the mailing address of the specified below (or such other address as the Guarantor may give notice of to the Trust):

                    425 Park Avenue
                    New York, New York 10043
                    Attention: General Counsel, Finance and Capital Markets

      (f) if given to any other Holder, at the address specified on the books and records of the Trust.

            All notices provided for in this Declaration shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

      SECTION 13.2 GOVERNING LAW.

            This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

      SECTION 13.3 INTENTION OF THE PARTIES.

            It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

      SECTION 13.4 HEADINGS.

            Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

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      SECTION 13.5 SUCCESSORS AND ASSIGNS.

            Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor, the Guarantor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

      SECTION 13.6 PARTIAL ENFORCEABILITY.

            If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      SECTION 13.7 COUNTERPARTS.

            This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees, the Sponsor and the Guarantor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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     IN WITNESS  WHEREOF,  the  undersigned  have  caused  these  presents to be executed as of the day and year first above written.

                               ___________________________________________
                               Scott Freidenrich, as Regular Trustee

                               ___________________________________________
                               Geoffrey S. Richards, as Regular Trustee

                               ___________________________________________
                               Cliff Verron, as Regular Trustee

                               U.S. BANK TRUST
                               NATIONAL ASSOCIATION, as Delaware Trustee

                               By:________________________________________
                                  Name: Marlene J. Fahey
                                  Title: Vice President

                               U.S. BANK NATIONAL ASSOCIATION, as
                               Institutional Trustee

                               By:________________________________________
                                  Name: Marlene J. Fahey
                                  Title: Vice President

                               CITIGROUP FUNDING INC., as Sponsor

                               By:________________________________________
                                  Name: Geoffrey S. Richards
                                  Title: Vice President and Assistant Treasurer

                               CITIGROUP INC., as Guarantor

                               By:________________________________________
                                  Name: Charles E. Wainhouse
                                  Title: Assistant Treasurer

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                                                                         ANNEX I

                                    TERMS OF
                             THE TRUST CERTIFICATES
                                       AND
                                COMMON SECURITIES

            Pursuant to Section 7.1 of the Amended and Restated Declaration of
Trust, dated as of   , 2006 (as amended from time to time, the "DECLARATION"),
the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Certificates and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning specified in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

            1. Designation and Number.

            (a) Trust Certificates. [ ] preferred securities of the Trust are hereby designated for the purposes of identification only as "Principal-Protected Trust Certificates" (the "TRUST CERTIFICATES"). The certificates evidencing the Trust Certificates shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or national securities market on which the Trust Certificates are listed.

            (b) Common Securities. [ ] common securities of the Trust are hereby designated for the purposes of identification only as "Trust Common Securities" (the "COMMON SECURITIES" and, together with the Trust Certificates, the "TRUST SECURITIES"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

            2. Distributions.

            (a) Distributions payable on each Trust Security will be a Pro Rata portion of (i) the Maturity Payment or the Accelerated Maturity Payment (as defined in Section 4(b)(ii) below), as applicable, and (ii) monies received by the Trust as interest in respect of the Securities. A Distribution is payable only to the extent that monies are received in respect of the Securities or the Warrants held by the Institutional Trustee on behalf of the Trust and to the extent the Trust has funds available therefor.

            (b) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Trust Certificates remain in book-entry only form, the relevant record date for Distribution of the Maturity Payment or the Accelerated Maturity Payment, as the case may be, shall be one Business Day prior to the date on which such Maturity Payment or Accelerated Maturity Payment, as the case may be, is received by the Trust with respect to the Securities and the Warrants. While the Trust Certificates remain in book-entry only form, the relevant record dates for Distribution of interest payments, if any, shall be one Business Day

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prior to the relevant payment dates, which payment dates shall correspond to the dates on which payments are made in respect of, and in accordance with, the terms of the Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Certificates will be made as described under the heading "Description of the Certificates -- Book-Entry Procedures and Settlement" in the Prospectus, dated , 2006 (the "PROSPECTUS"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Guarantor and the Trust with respect to the Trust Certificates. The relevant record dates for the Common Securities shall be the same record dates as for the Trust Certificates. If the Trust Certificates shall not continue to remain in book-entry only form, the relevant record date(s) for any Distribution shall conform to the rules of any securities exchange or national securities market on which they are listed and, if none, shall be 15 days before the relevant payment date(s), which payment date(s) shall correspond to the date(s) on which payments are made in respect of, and in accordance with the terms of, the Securities and the Warrants, and which record date(s) shall be confirmed by the Regular Trustees in writing to the Institutional Trustee. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of either the Company or the Guarantor having failed to make a payment under either the Securities or the Warrants, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on a special record date which shall be the date on which the amount of the defaulted payment(s) from the Company and/or the Guarantor are actually received by the Trust. If the date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

            (c) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

            3. Liquidation Distribution Upon Dissolution.

            Except as otherwise provided herein, in the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Trust Securities on the date of the dissolution will be entitled to receive distributions out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities of creditors of the Trust, on a Pro Rata basis.

            4. Distribution Upon an Acceleration Event.

            (a) If, at any time, a Tax Event, an Investment Company Event or a Bankruptcy Event (each as defined herein and each an "ACCELERATION EVENT") shall occur and be continuing, the Regular Trustees shall give written instructions to the Institutional Trustee to (a) dissolve the Trust and (b) after satisfaction of creditors, cause to be distributed as soon as is practicable following the occurrence of such Acceleration Event, to the Holders of the Trust

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Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, the Accelerated Maturity Payment.

            "TAX EVENT" means that either the Company or the Guarantor shall have requested and received and shall have delivered to the Regular Trustees an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that there has been (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying, or clarifying such laws or regulations, (c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company or the Guarantor or any subsidiaries of the Guarantor, or the Trust, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities, the Warrants or the Trust Certificates, which amendment or change is adopted or which proposed change, decision or pronouncement is announced or which action, clarification or challenge occurs on or after the date of the Prospectus relating to the original issuance of the Trust Certificates (collectively a "TAX ACTION"), which Tax Action relates to any of the items described in (i) and (ii) below, and that there is more than an insubstantial risk that (i) the Trust is, or will be, subject to United States federal income tax with respect to income accrued or received in respect of the Securities or the Warrants, or (ii) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "INVESTMENT COMPANY EVENT" means that the Company, the Sponsor or the Guarantor shall have requested and received and shall have delivered to the Regular Trustees an opinion of nationally recognized independent legal counsel experienced in such matters to the effect that as a result of the occurrence on or after the date hereof of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act.

            "BANKRUPTCY EVENT" means either of the following shall have occurred: (i) the entry of a decree or order for relief in respect of the Company and the Guarantor by a court having jurisdiction in the premises in an involuntary case under the U.S. federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company and the Guarantor or of any substantial part of the property of the Company and the Guarantor, or ordering the winding up or liquidation of affairs of the Company and the Guarantor, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or (ii) the commencement by the Company and the Guarantor of a voluntary case under the U.S. federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by them to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company and the Guarantor or of any substantial part of the property of the Company and the Guarantor, or the making by them of

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

an assignment for the benefit of their respective creditors, or the admission by them in writing of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company and the Guarantor in furtherance of any action.

            On and from the date fixed by the Regular Trustees for any dissolution and distribution pursuant to this paragraph 4: (i) the Trust Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Certificates, will receive its Pro Rata portion of the Accelerated Maturity Payment to be delivered upon such distribution and (iii) any certificates representing Trust Securities, except for certificates representing Trust Certificates held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent the right to receive a Pro Rata portion of the Accelerated Maturity Payment.

            (b) Acceleration Event Distribution procedures will be as follows:

            (i) Notice of any Acceleration Event (each, an "ACCELERATION NOTICE") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Trust Securities as promptly as practicable following the occurrence of such Acceleration Event. Each Acceleration Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust.

            (ii) If an Acceleration Event occurs, then (A) while the Trust Certificates are in book-entry only form, with respect to the Trust Certificates, by 12:00 noon, New York City time, on the Accelerated Maturity Date; provided that the Company has paid the Institutional Trustee by 10:00 a.m., New York City time, on such date an amount of cash equal to the sum of (i) the amount to be received at maturity of the Securities (as set forth in the Prospectus), (ii) the amount to be received upon exercise of the Warrants (as set forth in the Prospectus), each amount as calculated by the Calculation Agent (as defined in the Prospectus) as though the maturity of each of the Securities and the Warrants were the Accelerated Maturity Date and (iii) any interest received in respect of the Securities and unpaid to the Holders (such sum, the "ACCELERATED MATURITY PAYMENT"), the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the Pro Rata portion of the Accelerated Maturity Payment applicable to the Trust Certificates and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay such Pro Rata portion of the Accelerated Maturity Payment to the Holders of the Trust Certificates, and (B) with respect to Trust Certificates issued in definitive form and Common Securities; provided that the Company has paid the Institutional Trustee by 10:00 a.m., New York City time, on such date an amount of cash equal to the Pro Rata amount of the Accelerated Maturity Payment applicable to such Trust Certificates issued in definitive form and Common Securities, the Institutional Trustee will pay such Pro Rata portion of the Accelerated Maturity Payment to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the relevant record date. If the Accelerated Maturity Date is not a Business Day, then payment of the Accelerated Maturity Payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar

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      year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Accelerated Maturity Date.

            (iii) Acceleration Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Trust Certificates, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

            (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Company or its Affiliates may at any time and from time to time purchase outstanding Trust Certificates by tender, in the open market or by private agreement.

            5. Exchange Right - Trust Certificates.

            (a) In the case of a Global Certificate, a Holder shall be entitled to exchange its Trust Certificates by (i) completing the Official Notice of Exchange attached as Exhibit A to the Prospectus and delivering that notice to the Institutional Trustee no later than 11:00 a.m., New York City time, on any Business Day, and (ii) delivering to the Institutional Trustee in compliance with the procedures of the Depositary in effect at that time the Trust Certificates to be exchanged.

            (b) In the case of a Definitive Trust Certificate, a Holder shall be entitled to exchange its Trust Certificates by (i) completing the Official Notice of Exchange attached as Exhibit A to the Prospectus and delivering that notice to the Institutional Trustee no later than 11:00 a.m., New York City time, on any Business Day, and (ii) surrendering the Definitive Trust Certificates to be exchanged, duly endorsed to the Trust or in blank (and accompanied by appropriate endorsements and transfer documents), at the Corporate Trust Office of the Institutional Trustee.

            (c) Upon receiving an Official Notice of Exchange, the Institutional Trustee shall determine, pursuant to the terms and provisions of the Declaration, whether such Official Notice of Exchange is valid and whether the Exchange Right has been validly exercised (the date of receipt of a valid Official Notice of Exchange is referred to as the "ACTUAL EXCHANGE DATE"). If the Exchange Right has been validly exercised, the Institutional Trustee shall deliver the pro rata portion of the Securities and Warrants in respect of the applicable Trust Certificates as instructed by the Holder in the Official Notice of Exchange on the third Business Day after the Actual Exchange Date as long as the Institutional Trustee shall also have received by the Actual Exchange Date the Trust Certificates to be exchanged that are held by such Holder. If more than one Trust Certificate shall be delivered or surrendered for exchange at one time by the same Holder, the pro rata portion of the Securities and Warrants in respect of the applicable Trust Certificates that shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount of the Trust Certificates so delivered or surrendered.

            (d) A Trust Certificate shall be deemed to have been exchanged immediately prior to the close of business on the Actual Exchange Date.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                    ANNEX I-5

            (e) In case any Trust Certificate shall be surrendered for partial exchange, the Regular Trustees shall execute and deliver to or upon the written order of the Holder of the Trust Certificate so surrendered, without charge to such Holder, a new Certificate or Certificates representing Trust Certificates in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the surrendered Trust Certificate.

            (f) Upon exchange, a Holder shall not receive any separate cash payment for any interest received by the Trust in respect of the Securities but unpaid, except as set forth below. The Trust's exchange of a Holder's Trust Certificates as described above shall be deemed to satisfy its obligation to make any Distribution on such Trust Certificate, including any Distribution that is required to be made in respect of any interest paid on the Securities but not distributed, to, but not including, the Actual Exchange Date. As a result, any interest received by the Trust in respect of the Securities but not distributed to Holders to, but not including, the Actual Exchange Date shall be deemed to be distributed in full rather than cancelled, extinguished or forfeited.

            (g) Upon determining that an Official Notice of Exchange delivered by a Holder is valid and that such Holder's Exchange Right has been validly exercised, the Institutional Trustee shall promptly notify the Regular Trustees, the Company, the Guarantor, the Indenture Trustee and the Warrant Agent of such Holder's exchange of Trust Certificates for Securities and Warrants, whereupon the Regular Trustees shall (i) register or cause to be registered on the books of the Trust the exchange of the applicable Trust Certificates and (ii) cause the Securities and Warrants delivered to such Holder to be registered in the name of the transferee designated in such Holder's Official Notice of Exchange.

            6. Exchange Right - Common Securities.

            (a) A Holder shall be entitled to exchange its Common Securities by
(i) completing a notice of exchange, substantially in the form of the Official Notice of Exchange attached as Exhibit A to the Prospectus, and delivering that notice to the Institutional Trustee no later than 11:00 a.m., New York City time, on any Business Day, and (ii) surrendering the Common Securities to be exchanged, duly endorsed to the Trust or in blank (and accompanied by appropriate endorsements and transfer documents), at the Corporate Trust Office of the Institutional Trustee.

            (b) Upon receiving a notice of exchange, the Institutional Trustee shall determine, pursuant to the terms and provisions of the Declaration, whether such notice of exchange is valid and whether the Exchange Right has been validly exercised. If the Exchange Right has been validly exercised, the Institutional Trustee shall deliver the pro rata portion of the Securities and Warrants in respect of the applicable Common Securities as instructed by the Holder in the notice of exchange on the third Business Day after the date on which the Institutional Trustee received such valid notice of exchange as long as the Institutional Trustee shall also have received by such date the Common Securities to be exchanged that are held by such Holder. If more than one Common Security shall be delivered or surrendered for exchange at one time by the same Holder, the pro rata portion of the Securities and Warrants in respect of the applicable Common Securities that shall be delivered upon exchange shall be computed on

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                    ANNEX I-6
the basis of the aggregate principal amount of the Common Securities so delivered or surrendered.

            (c) A Common Security shall be deemed to have been exchanged immediately prior to the close of business on the date on which the Institutional Trustee received a valid notice of exchange with respect to such Common Security.

            (d) In case any Common Security shall be surrendered for partial exchange, the Regular Trustees shall execute and deliver to or upon the written order of the Holder of the Common Security so surrendered, without charge to such Holder, a new certificate or certificates representing Common Securities in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the surrendered Common Security.

            (e) Upon exchange, a Holder shall not receive any separate cash payment for any interest received by the Trust in respect of the Securities but unpaid, except as set forth below. The Trust's exchange of a Holder's Common Securities as described above shall be deemed to satisfy its obligation to make any Distribution on such Common Security, including any Distribution that is required to be made in respect of any interest paid on the Securities but not distributed, to, but not including, the date on which the Institutional Trustee received a valid notice of exchange with respect to such Common Security. As a result, any interest received by the Trust in respect of the Securities but not distributed to Holders to, but not including, the date on which the Institutional Trustee received such valid notice of exchange shall be deemed to be distributed in full rather than cancelled, extinguished or forfeited.

            (f) Upon determining that a notice of exchange delivered by a Holder is valid and that such Holder's Exchange Right has been validly exercised, the Institutional Trustee shall promptly notify the Regular Trustees, the Company, the Guarantor, the Indenture Trustee and the Warrant Agent of such Holder's exchange of Common Securities for Securities and Warrants, whereupon the Regular Trustees shall (i) register or cause to be registered on the books of the Trust the exchange of the applicable Common Securities and (ii) cause the Securities and Warrants delivered to such Holder to be registered in the name of the transferee designated in such Holder's notice of exchange.

            7. Voting Rights - Trust Certificates.

            (a) Except as provided under paragraphs 7(b) and 9 and as otherwise required by law and the Declaration, the Holders of the Trust Certificates will have no voting rights.

            (b) Subject to the requirements specified in this paragraph, the Holders of a Majority of the outstanding Trust Certificates, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration. Notwithstanding the foregoing, in the case of any action to be taken by the Institutional Trustee, as holder of the Securities and the Warrants, under the Indenture or the Warrant Agreement, respectively, the Institutional Trustee shall cast its votes with respect to such Securities or Warrants as directed by each Holder of outstanding Trust Certificates with respect to the proportionate number of Securities or Warrants represented by such Holder's Trust

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                    ANNEX I-7

Certificates. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Certificates. Except, in the case of the Securities, with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Securities and the Warrants, shall not take any actions with respect to the Securities or the Warrants or exercise any right to rescind or annul a declaration that the Accelerated Maturity Payment shall be due and payable unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

            If the Institutional Trustee fails to enforce its rights under the Securities or the Warrants to the fullest extent permitted by law, any Holder of Trust Certificates may directly institute a legal proceeding against the Company or the Guarantor to enforce the Institutional Trustee's rights under the Securities or the Warrants, as the case may be, without first instituting a legal proceeding against the Institutional Trustee or any other Person. If the Company or the Guarantor fails to pay amounts owed on the Securities or the Warrants on the date such amounts are otherwise payable, then a Holder of Trust Certificates may also directly institute a proceeding for enforcement of payment to such Holder (a "DIRECT ACTION") of the amounts owed in respect of such Holder's Pro Rata interest in the Securities or the Warrants, as the case may be, on or after the due date specified in the Securities or the Warrants, as applicable, without first (i) directing the Institutional Trustee to enforce the terms of the Securities or the Warrants, as applicable, or (ii) instituting a legal proceeding directly against the Company or the Guarantor to enforce the Institutional Trustee's rights under the Securities or the Warrants, as applicable. Except as provided in the preceding sentence, the Holders of Trust Certificates will not be able to exercise directly any other remedy available to the Holders of the Securities and the Warrants. In connection with such Direct Action, the Company and the Guarantor will be subrogated to the rights of such Holder of Trust Certificates under the Declaration to the extent of any payment made by the Company to such Holder of Trust Certificates in such Direct Action.

            Any required approval or direction of Holders of Trust Certificates may be given at a separate meeting of Holders of Trust Certificates convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Certificates are entitled to vote to be mailed to each Holder of record of Trust Certificates. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

            No vote or consent of the Holders of the Trust Certificates will be required for the Trust to (i) cancel Certificates representing Trust Certificates, (ii) to make Distributions or (iii) to distribute the Maturity Payment or the Accelerated Maturity Payment, as the case may be, held by the Institutional Trustee, in each case in accordance with the Declaration and the terms of the Trust Securities.

            Notwithstanding that Holders of Trust Certificates are entitled to vote or consent under any of the circumstances described above, any of the Trust Certificates that are owned by

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                    ANNEX I-8
the Sponsor, the Guarantor or any of their respective Affiliates shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

            8. Voting Rights - Common Securities.

            (a) Except as provided under paragraphs 8(b), (c) and 9 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

            (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

            (c) Subject to Section 2.6 of the Declaration and only after any Acceleration Event with respect to the Trust Certificates has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority of the outstanding Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration. Notwithstanding the foregoing, in the case of any action to be taken by the Institutional Trustee, as holder of the Securities and the Warrants, under the Indenture or the Warrant Agreement, respectively, the Institutional Trustee shall cast its votes with respect to such Securities or Warrants as directed by each Holder of outstanding Common Securities with respect to the proportionate number of Securities or Warrants represented by such Holder's Common Securities. Pursuant to this paragraph 8(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Certificates. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Indenture Trustee as specified above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

            Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                    ANNEX I-9

            No vote or consent of the Holders of the Common Securities will be required for the Trust to (i) cancel Common Securities, (ii) to make Distributions or (iii) to distribute the Maturity Payment or the Accelerated Maturity Payment, as the case may be, to Holders of the Trust Securities, in each case in accordance with the Declaration and the terms of the Trust Securities.

            9. Amendments to Declaration, Indenture and Warrant Agreement.

            (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Article VIII of the Declaration, then the Holders of outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority of the Trust Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Certificates or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority of such class of Trust Securities.

            (b) In the event the consent of the Institutional Trustee as the holder of the Securities is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Securities, the Institutional Trustee shall request the written direction of the Holders of the outstanding Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by each Holder of outstanding Trust Securities with respect to the proportionate number of Securities or Warrants represented by such Holder's Trust Securities; provided, however, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this paragraph 9(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

            (c) In the event the consent of the Institutional Trustee as the holder of the Warrants is required under the Warrant Agreement with respect to any amendment, modification or termination of the Warrant Agreement or the Warrants, the Institutional Trustee shall request the written direction of the Holders of the outstanding Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by each Holder of outstanding Trust Securities with respect to the proportionate number of Securities or Warrants represented by such Holder's Trust Securities; provided, however, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this paragraph 9(c) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                   ANNEX I-10

            10. Pro Rata.

            A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "PRO RATA" shall mean proportionately to each Holder of Trust Securities according to the aggregate undivided beneficial interests in the assets of the Trust represented by the Trust Securities held by the relevant Holder in relation to the aggregate beneficial interests in the assets of the Trust represented by all Trust Securities outstanding unless, in relation to a payment, an Acceleration Event under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Certificates proportionately according to the aggregate beneficial interests in the assets of the Trust represented by the Trust Certificates held by the relevant Holder relative to the aggregate beneficial interests in the assets of the Trust represented by all Trust Certificates outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Certificates, to each Holder of Common Securities proportionately according to the aggregate beneficial interests in the assets of the Trust represented by the Common Securities held by the relevant Holder relative to the aggregate beneficial interests in the assets of the Trust represented by all Common Securities outstanding.

            11. Ranking.

            The Trust Certificates rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Acceleration Event occurs and is continuing in respect of the Securities or Warrants held by the Institutional Trustee, no payments in respect of Distributions on, or payments upon liquidation or otherwise with respect to, the Common Securities shall be made until the Holders of Trust Certificates shall be paid in full the Distributions and payments upon liquidation or otherwise to which they are entitled at the time.

            12. Listing.

            The Regular Trustees shall use their best efforts to cause the Trust Certificates to be listed on the American Stock Exchange.

            13. Acceptance of Trust Certificate Guarantee, the Indenture and the Warrant Agreement.

            Each Holder of Trust Certificates and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Certificate Guarantee, and to the provisions of the Indenture and the Warrant Agreement.

            14. No Preemptive Rights.

            The Holders of the Trust Securities shall have no preemptive or similar rights to subscribe for any additional securities in the Trust.

            15. Miscellaneous.

            These terms constitute a part of the Declaration.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                   ANNEX I-11

            The Sponsor will provide a copy of the Declaration, the Trust Certificate Guarantee, the Indenture and the Warrant Agreement to a Holder without charge on written request to the Sponsor at its principal place of business.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                   ANNEX I-12

                                   EXHIBIT A-1

                    FORM OF CERTIFICATE OF TRUST CERTIFICATES

                  THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number                                          Number of Securities
       1
                                                                      CUSIP NO.

                        Certificate Evidencing Securities

                                       of

                       Safety First Trust Series [2006-1]

                     Principal-Protected Trust Certificates

            Safety First Trust Series [2006-1], a statutory trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that CEDE & CO. (the "HOLDER") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Principal-Protected Trust Certificates (the "TRUST CERTIFICATES"). The Trust Certificates are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Certificates are specified in, and this certificate and the

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A1-1

Trust Certificates represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of , 2006, as the same may be amended from time to time (the "DECLARATION"), including the designation of the terms of the Trust Certificates as specified in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Certificate Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Certificate Guarantee, the Indenture and the Warrant Agreement to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of (i) the Indenture and the Securities, (ii) the Warrant Agreement and the Warrants and (iii) the Trust Certificate Guarantee.

            By acceptance hereof, the Holder agrees, for United States federal income tax purposes, to characterize the Trust Certificates as a beneficial interest in a pro rata portion of (i) a cash settled forward purchase contract and (ii) a cash settled put option, in the same manner as provided under Section 7.1(e) of the Declaration.

            IN WITNESS WHEREOF, the Trust has executed this certificate this day of .

                                             SAFETY FIRST TRUST SERIES [2006-1]

                                             By:
                                                -------------------------------
                                                [         ], as Regular Trustee

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A1-2

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Certificate of the Trust Certificates to:
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________
(Insert assignee's social security or tax identification number)
________________________________________________________________________________
________________________________________________________________________________
____________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
_____________________________________________________________
_____________________________________________________________agent to transfer this Certificate of the Trust Certificates on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ___________________
(Sign exactly as your name appears on the other side of this Certificate of the Trust Certificates)

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A1-3

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SPECIFIED IN THE DECLARATION
                                REFERRED TO BELOW

Certificate Number                                          Number of Securities
     C-1

                        Certificate Evidencing Securities

                                       of

                       Safety First Trust Series [2006-1]

                             Trust Common Securities

            Safety First Trust Series [2006-1], a statutory trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that Citigroup Funding Inc., a Delaware corporation (the "HOLDER"), is the registered owner
of     common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Trust Common Securities (the "COMMON SECURITIES"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions specified in the Declaration (as defined below), including, without limitation, Section 9.2 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of
the Trust dated as of    , as the same may be amended from time to time (the
"DECLARATION"), including the designation of the terms of the Common Securities as specified in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Indenture and the Warrant Agreement to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of (i) the Indenture and the Securities, (ii) the Warrant Agreement and the Warrants and (iii) the Common Securities Guarantee.

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A2-1

            By acceptance hereof, the Holder agrees, for United States federal income tax purposes, to characterize the Trust Certificates as a beneficial interest in a pro rata portion of (i) a cash settled forward purchase contract and (ii) a cash settled put option, in the same manner as provided under Section 7.1(e) of the Declaration.

            IN WITNESS WHEREOF, the Trust has executed this certificate this day of

                                              SAFETY FIRST TRUST SERIES [2006-1]

                                              By:_______________________________
                                                 [         ], as Regular Trustee

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A2-2

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
_____________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
_______________________________________ agent to transfer this Common Security
Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:________________________________

Signature:___________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

CFI Safety First Trust Series [2006-1] Due
Amended and Restated Declaration of Trust

                                      A2-3